TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectus and

Statement of Additional Information

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Transamerica Dynamic Allocation

The following information supplements and amends information concerning Transamerica Dynamic Allocation:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Dynamic Allocation (the “fund”) effective on or about December 20, 2019. Effective after market close on November 22, 2019, the fund will be closed to new and/or additional investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds without the imposition of any applicable initial sales charge. Redemptions of fund shares will not be subject to a contingent deferred sales charge starting on November 25, 2019. Liquidation proceeds of shareholders in applicable UMB custodial accounts held directly with Transamerica Funds will be transferred to the Transamerica Government Money Market in the same share class.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash. After that conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Dynamic Allocation are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

September 23, 2019